UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Mark One)
☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
USANA HEALTH SCIENCES, INC.
______________________________
(Name of Registrant as Specified in its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67214-P26086 USANA HEALTH SCIENCES, INC. ATTN: JOSHUA FOUKAS 3838 W. PARKWAY BLVD. SALT LAKE CITY, UT 84120 USANA HEALTH SCIENCES, INC. You invested in USANA HEALTH SCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 19, 2025. Vote Virtually at the Meeting* May 19, 2025 11:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/USNA2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 18, 2025 11:59 PM ET. For shares held in a Plan, vote by May 14, 2025 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67215-P26086 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Kevin G. Guest 02) Xia Ding 03) John T. Fleming 04) Gilbert A. Fuller 05) J. Scott Nixon, CPA 06) Peggie J. Pelosi 07) Frederic Winssinger 08) Timothy E. Wood, Ph.D. 2. Approval of the USANA Health Sciences, Inc. 2025 Equity Incentive Plan. For 3. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the Fiscal Year 2025. For 4. Approve on an advisory basis the Company’s executive compensation, commonly referred to as a “Say on Pay” proposal. For NOTE: To consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.